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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 25, 2002

Hemet Bancorp

(Exact Name of Registrant as Specified in Its Charter)

000-33361

SEC File Number

California	91-2155043

(State of Incorporation or Organization)	(I.R.S. Employer Identification No.)
3715 Sunnyside Drive, Riverside, California	92506

(Address of Principal Executive Offices)	(Zip Code)

(909) 784-5771

(Registrant’s Telephone Number, Including Area Code)

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ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

As previously reported in Hemet Bancorp’s (the Registrant’s) Current Report on Form 8-K dated July 1, 2002, the Registrant terminated Arthur Andersen LLP as its independent auditors and was evaluating alternatives for its independent auditors for the fiscal year ended December 31, 2002.

On July 24, 2002, the Registrant engaged Ernst & Young LLP as its independent auditors. The decision to engage Ernst & Young LLP was approved by the Registrant’s Board of Directors.

During the previous two fiscal years ended 2001 and the interim period through July 24, 2002, neither the Registrant nor anyone acting on its behalf consulted with Ernst & Young LLP regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 5. OTHER EVENTS

a)	On July 25, 2002 the Registrant issued a press release reporting its financial results for the quarter ended June 30, 2002 and announced the declaration of a cash dividend. The press release is included as Exhibit 99.1 to this filing.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Hemet Bancorp has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEMET BANCORP
July 25, 2002	By:	/s/ James B. Jaqua

Chief Executive Officer

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